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EXHIBIT 10.1

EIGHTH AMENDMENT TO EXECUTIVE CONSULTING AGREEMENT

        This Eighth Amendment to Executive Consulting Agreement is made as of the 10th day of December, 2009, by and between NBTY, Inc. (the "Company") and RUDOLPH MANAGEMENT ASSOCIATES, INC., a Florida corporation ("RMA").

W I T N E S S E T H :

        WHEREAS, the Company and RMA entered into that certain Executive Consulting Agreement, dated as of January 1, 2002 (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment, the "Agreement");

        WHEREAS, the term of the Agreement expires on December 31, 2009 (the "Term");

        WHEREAS, the Compensation Committee of the Company (the "Committee"), by a unanimous written consent executed by all members of the Committee on November 30, 2009, decided to extend the Term of the Agreement; and

        WHEREAS, RMA and ARTHUR RUDOLPH desire to continue to make their respective services as an Executive Consultant available to the Company.

        NOW, THEREFORE, in consideration of the mutual promises hereafter contained and for other good and valuable consideration, the parties agree as follows:

        1.    Term.    Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

          "1.    Retention.    The Company hereby retains RMA to provide the services of ARTHUR RUDOLPH and ARTHUR RUDOLPH hereby accepts the engagement of Executive Consultant from January 1, 2010 through December 31, 2010 (the "Term")."

        2.    Continuity.    Except as otherwise expressly amended by this Eighth Amendment, the Agreement shall continue in full force and effect.

        3.    Governing Law; Counterparts.    This Amendment shall be construed and enforced according to the laws of the State of New York. This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes, and all of which when taken together constitute a single counterpart instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment as of the day and year first above written.

RUDOLPH MANAGEMENT ASSOCIATES, INC.		NBTY, INC.
By:	/s/ ARTHUR RUDOLPH	By:	/s/ HARVEY KAMIL
	Arthur Rudolph President		Harvey Kamil President
Agreed and Consented:
/s/ ARTHUR RUDOLPH ARTHUR RUDOLPH, individually

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  EXHIBIT 10.1
EIGHTH AMENDMENT TO EXECUTIVE CONSULTING AGREEMENT